UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 15, 2006	000-31267
Date of Report (Date of earliest event reported)	Commission File Number

IWT TESORO CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	91-2048019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

191 Post Road West, Suite 10, Westport, CT  06880
(Address of Principal Executive Offices) (Zip Code)

(203) 271-2770
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registration under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4(  c))

Section 8.01.           Other Events.

Satisfaction of Filing Obligations.

IWT Tesoro Corporation is current in its filing obligations with the Securities and Exchange Commission and with the Over the Counter Bulletin Board. Its trading symbol is “IWTT.OB”.

Filing of a Press Release

On June 20, 2006, Tesoro filed a press release, which includes a letter provided to is stockholders attending Tesoro’s 2006  Annual Stockholders Meeting on June 17, 2006 in Hutchinson Island, Florida.

Section 9.01. Financial Statements and Other Exhibits

99.1         Copy of a press release filed on June 20, 2006, which included a copy of a letter provided to Tesoro Stockholders attending its 2006 Annual Stockholder Meeting on June 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2006	IWT TESORO CORPORATION

/s/ Henry J. Boucher, Jr., President
By: Henry J. Boucher, Jr., President